Summary Prospectus Supplement	July 2, 2012

Putnam Absolute Return 300 Fund Summary Prospectus dated February 29, 2012

The funds will offer class R5 and class R6 shares to qualified employee-benefit plans beginning on July 2, 2012. The prospectus is supplemented as follows to add information about class R5 and class R6 shares.

The front cover page is supplemented to add class R5 and class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R5 and class R6 shares are pending.

The following information is added to Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load) imposed	Maximum deferred sales charge (load) (as a percentage
	on purchases (as a percentage of offering	of original purchase price or redemption proceeds,
Share class	price)	whichever is lower)

Class R5	NONE	NONE

Class R6	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total annual		Total annual fund
Share	Management	service (12b-1)	Other	fund operating	Expense reim-	operating expenses after
class	fees****	fees	expenses	expenses	bursement*****	expense reimbursement

Class R5	0.60%	N/A	0.18%******	0.78%	(0.16%)	0.62%

Class R6	0.60%	N/A	0.11%******	0.71%	(0.09%)	0.62%

**** Management fees are subject to a performance adjustment.

***** Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 6/30/13. This obligation may be modified or discontinued only with approval of the Board of Trustees.

****** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

Example

Share class	1 year	3 years	5 years	10 years

Class R5	$63	$233	$418	$951

Class R6	$63	$218	$386	$874

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